UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): May 8, 2009

CardioNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33993	33-0604557
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

227 Washington Street #300 Conshohocken, PA		19428
(Address of principal executive offices)		(Zip Code)

  Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On May 7, 2009, following the recommendation of the Nominating and Governance Committee, the Board of Directors of CardioNet, Inc. (the “Company”) elected Rebecca W. Rimel as a director of the Company.  Ms. Rimel will serve as a director with a term continuing through the Company’s 2010 Annual Meeting of Stockholders.  Ms. Rimel fills a vacancy on the Board of Directors of the Company.  The Board of Directors now consists of seven directors.

Ms. Rimel will serve on the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioNet, Inc.

May 8, 2009	By:	/s/ Martin P. Galvan

Name: Martin P. Galvan
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated May 8, 2009